                                                                    EXHIBIT 10.2

                      FORM OF DEBENTURE PURCHASE AGREEMENT


         THIS DEBENTURE PURCHASE AGREEMENT ("AGREEMENT") is made and entered into as of ______________________, by and between GLOBAL SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY") and _____________________ (the "INVESTOR").

         This Agreement is one of several Debenture Purchase Agreements between the Company and purchasers of its 5% Convertible Debentures (such purchasers are referred to herein collectively, together with the Investor, as the "INVESTORS"), all of which are in a form substantially similar to this Agreement.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agrees as follows:

         1. SALE AND PURCHASE OF DEBENTURE. Subject to the terms and conditions hereof, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, a 5% Convertible Debenture in the form attached hereto as EXHIBIT A (the "DEBENTURE") in the principal amount of $___________ (the "PRINCIPAL AMOUNT") at the purchase price of $___________. The Debenture will bear interest at a rate of 5% per annum ("INTEREST"). On ________________ (the "MATURITY DATE"), the unpaid Principal Amount and Interest will be automatically converted into shares of Common Stock at a conversion price of $0.75 per share after giving effect to the reverse stock split upon the Recapitalization and subject to adjustment as set forth in the Debenture (the "CONVERSION PRICE"), unless converted into shares Common Stock pursuant to
Section 2 before the Maturity Date.

         2. CONVERSION. At the option of the Investor, at any time and from time to time before the Maturity Date, the principal amount of the Debenture, or any part thereof, will be convertible into shares of Common Stock ("CONVERSION SHARES") at the Conversion Price.

         3. PREPAYMENT. The Company will have the right, at any time after the effective date of the registration statement registering the underlying Conversion Shares under the Securities Act of 1933, as amended, and upon thirty
(30) days' prior written notice to the Holder, to prepay the entire unpaid Principal Amount of the Debenture by payment of such Principal Amount and all unpaid Interest accrued to the date of such prepayment, plus a premium equal to 20% of the then outstanding Principal Amount (the "PREPAYMENT PREMIUM"); PROVIDED, HOWEVER, that during the thirty (30) day notice period the Investor will be entitled to convert the Principal Amount (excluding the Prepayment Premium) pursuant to the terms of the Debenture.

         4. WARRANT. To induce the Investor to enter into this Agreement and purchase the Debenture, the Company agrees to and hereby does grant the Investor a warrant substantially in the form of EXHIBIT B attached hereto (the "WARRANT"). The Warrant will entitle the Investor to purchase ___________________________ (_________) shares of the Company's Common Stock at an exercise price of one dollar ($1.00) per share, subject to adjustment as set forth in the Warrant, and will be exercisable, in whole or in part, at any time on or before ___________________.

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

         5. CLOSING. The closing will occur concurrently with or as soon as reasonably practicable following the execution of this Agreement. At the closing, the Company will deliver the Debenture and the Warrant to the Investor and the Investor will pay to the Company the total purchase price for the Debenture being purchased by the Investor by wire transfer or bank or cashier's check payable to the Company.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the Investor to enter into this Agreement and to purchase the Debenture, the Company hereby represents and warrants to the Investor:

            6.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the business, assets, liabilities, financial condition, operations or prospects of the Company.

            6.2 CAPITALIZATION. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock, of which 24,820,817 shares are issued and outstanding, and (b) 5,000,000 shares of preferred stock, of which 64,000 shares designated as Series C Preferred Stock, $.0001 par value, are issued and outstanding. All issued and outstanding shares of the Company's capital stock have been duly authorized, validly issued, and are fully paid and nonassessable.

            6.3 AUTHORITY; BINDING OBLIGATIONS. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Debenture and the Warrant and to perform its obligations hereunder and thereunder and to issue the shares of Common Stock upon conversion of the Debenture and exercise of the Warrant. All corporate action on the part of the Company necessary for the authorization of this Agreement, the Debenture and the Warrant pursuant hereto has been taken. This Agreement, the Debenture and the Warrant, when executed and delivered, will be valid and binding obligations of the Company.

            6.4 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Investor contained in Section 7 hereof, the offer, sale and issuance of the Debenture and the Warrant will be exempt from the registration requirements of the Securities Act of 1933, as amended, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         7. REPRESENTATIONS OF THE INVESTORS. The Investor represents to the Company that:

            7.1 INVESTMENT INTENT. The Debenture and the Warrant are being acquired by the Investor for investment purposes only for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor has no current plan or intention to engage in a sale, exchange, transfer, distribution or other disposition, directly or indirectly, of the Debenture or the Warrant pursuant to this Agreement. The Investor is able to bear the economic risk of his, her or its investment and has the knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the securities of the Company.

            7.2 PRE-EXISTING RELATIONSHIP; NO GENERAL SOLICITATION. The Investor has a preexisting personal or business relationship with the Company or any one or more of its officers, directors or controlling persons and the Investor's purchase of the Debentures is not the result of any general solicitation or general advertising, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine, the internet or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            7.3 RESTRICTIONS ON RESALE, RULE 144. The Investor understands that neither the Debenture, the Warrant, nor the shares of Common Stock issuable upon conversion or exercise thereof have been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof and applicable state securities laws, and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Debenture, the Warrant, and the shares of Common Stock issuable upon conversion or exercise thereof may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws. The Investor understands that an exemption from such registration is not presently available pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "SEC") and that in any event the Investor may not sell any securities acquired hereunder pursuant to Rule 144 prior to the expiration of a one-year period (or such shorter period as the SEC may hereafter adopt) after the Investor has acquired such securities. The Investor understands that any sales pursuant to Rule 144 can be made only in full compliance with the provisions of Rule 144.

            7.4 LEGEND; STOP TRANSFER. The Debenture and the Warrant and the shares of Common Stock issuable thereunder issued pursuant to this Agreement will bear a legend substantially similar to the following:

     THE SECURITIES REPRESENTED BY THIS [DEBENTURE/WARRANT] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "securities ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE securities ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE securities ACT.

            The Company will make a notation regarding the restrictions on transfer of the Debenture and the Warrant and the shares of Common Stock issuable thereunder in its books and the Debenture and Warrant and the shares of Common Stock issuable thereunder will be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering the securities to be transferred or an opinion of counsel satisfactory to the Company that such registration is not required.

            7.5 DOMICILE, QUALIFICATION AS AN ACCREDITED INVESTOR. The state in which the Investor's principal office (or domicile, if the Investor is an individual) is located is the state set forth in such Investor's address on the signature page hereto. The Investor by execution of this Agreement hereby represents that he, she or it qualifies as an "accredited investor" for purposes of Regulation D promulgated under the Securities Act. The Investor (i) is an investor in securities of other companies of similar risk as the Company and acknowledges that he, she or it is able to fend for himself, herself or itself, and bear the loss of the Investor's entire investment in the Debenture, the Warrant and the shares of Common Stock issuable upon conversion or exercise thereof, and (ii) has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment to be made by the Investor pursuant to this Agreement. If other than an individual, each Investor also represents it has not been organized solely for the purpose of acquiring the securities issued pursuant to this Agreement.

            7.6 ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor and enforceable against the Investor in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the remedy of specific enforcement and other equitable remedies.

            7.7 DISCLOSURE OF INFORMATION. The Investor represents that the Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the terms and conditions of the Debenture and the Warrant and to obtain any additional information about the Company (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The Investor has had an opportunity to review the Company's reports filed with the SEC, which are publicly available via the SEC's internet website at www.sec.gov, including (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, (ii) the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001 and June 30, 2001, (iii) the Company's Current Report on Form 8-K filed with the SEC on July 24, 2001, (iv) the Company's Information Statement on Schedule 14C filed with the SEC on August 6, 2001 and (v) the Company's Business Plan, dated August 1, 2001. The Investor has had a reasonable opportunity prior to the execution of this Agreement to review the Company's Business Plan, the financial statements contained in the Company's filings with the SEC and to ask questions and receive answers concerning the financial condition of the Company.

         8. REGISTRATION RIGHTS.

            8.1 If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Company's Common Stock for sale to the public), it will give written notice to each Investor of its intention to do so and will give such notice not later than 20 days prior to the filing of any such registration statement. Upon the written request of any Investor, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the Company's Common Stock issuable upon conversion of the Debenture or exercise of the Warrant, or both ("REGISTRABLE SECURITIES"), the Company will use its best efforts to cause the Registrable Securities as to which registration is so requested to be included in the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by such Investor (in accordance with its written request) of the Registrable Securities so registered ("PIGGY-BACK REGISTRATION RIGHTS"). The foregoing provisions notwithstanding, (i) the Company may withdraw any registration statement referred to herein without thereby incurring any liability to the Investors; (ii) the inclusion of shares of the Registrable Securities under such Piggy-Back Registration Rights is subject to the cut-back provisions of sections 8.2 hereof; and (iii) the Piggy-Back Registration Rights will terminate one year from the date of this Agreement. The registration rights provided herein may not be assigned or transferred.

            8.2 If, in connection with a registration that involves an underwriting, the representative(s) of the underwriters advises the Company in writing that marketing factors require a limitation on the number of securities to be included in such underwriting, the amount of Registrable Securities to be offered will be reduced (or eliminated entirely) on a pro-rata basis among the Investors to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the amount recommended by such representative(s) of the underwriters.

            8.3 If any registration pursuant to this Section 8 is underwritten in whole or in part, the Company will so advise the Investor in writing. The right of any Investors to include the Registrable Securities in any underwritten registration pursuant to this Section 8 will be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's shares in the underwriting. The Investor (together with the Company and any other selling shareholders) will enter into an underwriting agreement in customary form with the underwriter or underwriters selected.

            8.4 In connection with each registration hereunder, the Investor will furnish to the Company in writing such information with respect to such Investor and the proposed distribution by it as reasonably may be necessary in order to assure compliance with the Securities Act and other applicable federal and state securities laws. In addition, each Investor agrees that, following the effective date of a Piggy-Back Registration, for the period of time and to the extent reasonably requested by the Company or the representative(s) of any underwriters, such Investor will not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by it, directly or indirectly, except securities covered by the registration statement and transfers to donees who agree to be similarly bound.

            8.5 All expenses incurred by the Company in complying with this
Section 8, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with each registration statement relating to such Piggy-Back Registration Rights, provided that the participating sellers will pay the fees and expenses of their own counsel or accountants. All Selling Expenses in connection with each registration statement under this Section 8 will be borne by the participating sellers with respect to the number of shares sold by each.

            8.6 The Company covenants that it will file the reports require to be filed by it (if so required) under the Securities Act and the Exchange Act and the Rules and Regulations adopted by the SEC thereunder in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act. the Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act pursuant to the exemptions provided by Rule 144 under the Securities Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information requirements.

            8.7 The Piggy-Back Registration Rights granted pursuant to this
Section 8 may be terminated, waived or modified by the written consent of the holders of at least a majority of the Registrable Securities then held by all of the Investors, provided that no such termination, waiver or modification may be made that materially and adversely affects the rights of any Investor in a manner different than the other Investors without the written consent of that Investor. Any such termination, waiver or modification effected in accordance with this paragraph will be binding upon each holder of Registrable Securities at the time outstanding, each future holder of all such securities and the Company.

         9. MISCELLANEOUS.

            9.1 WRITTEN CHANGES, WAIVERS, ETC. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            9.2 NOTICES. All notices, requests, consents and other communications required or permitted hereunder, under the Debenture and under the Warrant will be in writing and will be delivered, or mailed first-class postage prepaid, registered or certified mail to the Investor at the address listed on the signature page hereto and if to the Company, to the attention of Douglas R. Miller at Global Sports & Entertainment, Inc., 5092 S. Jones Blvd., Las Vegas, Nevada 89118. Such notices and other communications will for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received. Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

            9.3 ENTIRE AGREEMENT. This Agreement, the exhibits hereto and the documents referenced herein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto.

            9.4 SEVERABILITY. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, will be given effect separately from the provision or provisions determined to be illegal or unenforceable and will not be affected thereby.

            9.5 SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the parties hereto.

            9.6 GOVERNING LAW. This Agreement will be governed by and construed under the laws of the State of California.

            9.7 COUNTERPARTS. This Agreement may be executed concurrently in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.



                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first written above.

                                COMPANY:

                                GLOBAL SPORTS & ENTERTAINMENT, INC.


                                By:
                                   ---------------------------------------------
                                    Douglas R. Miller,
                                    President

                                    INVESTOR:

                                   ---------------------------------------------

                                   ---------------------------------------------

                                    Address:

                                   ---------------------------------------------

                                   ---------------------------------------------



                (SIGNATURE PAGE TO DEBENTURE PURCHASE AGREEMENT)

                                                                       EXHIBIT A
                                                 TO DEBENTURE PURCHASE AGREEMENT

$__________________                                           ____________, 2001


                       GLOBAL SPORTS & ENTERTAINMENT, INC.

                            5% CONVERTIBLE DEBENTURE

THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

         1. OBLIGATION. For value received, GLOBAL SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), promises to pay to the order of ____________________________ (the "HOLDER") the Principal Amount and Interest (both as defined below) in the manner and upon the terms and conditions set forth herein. This Debenture has been issued pursuant to a Debenture Purchase Agreement, dated ____________________, between the Company and the Holder (the "DEBENTURE PURCHASE AGREEMENT"), and is one of a series of duly authorized Debentures of the Company designated as its 5% Convertible Debentures ("DEBENTURES") in the maximum aggregate principal amount of up to $_________________.

         2. AMOUNT AND PAYMENT OF PRINCIPAL AMOUNT. The principal amount ("PRINCIPAL AMOUNT") of this Debenture is ________________________ Dollars ($_________). On _______________ (the "MATURITY DATE"), the entire unpaid
Principal Amount plus accrued Interest will be automatically converted into shares of the Company's common stock, $.0001 par value (the "COMMON STOCK") at the Conversion Price (as defined below). The Company will have the right to prepay this Debenture in cash pursuant to Section 4, in which event the Company will send to the Holder written confirmation of the Company's intent to prepay the unpaid Principal Amount and Interest in full. During the thirty (30) day period following the Company's mailing of such notice, the Holder will have the right to convert the Principal Amount of this Debenture into shares of the Company's Common Stock, pursuant to Section 5 below.

         3. AMOUNT AND PAYMENT OF INTEREST. This Debenture will bear interest ("INTEREST") on the unpaid Principal Amount at the rate of 5% per annum commencing on the date of this Debenture. Interest will be due and payable at the time the Principal Amount is due and payable.

         4. REDEMPTION. The Company will have the right, at any time after the effective date of the registration statement registering the underlying Conversion Shares (as defined below) and upon thirty (30) days' prior written notice to the Holder, to prepay the entire unpaid Principal Amount of this Debenture by payment of such Principal Amount and all unpaid Interest accrued to the date of such prepayment, plus a premium equal to 20% of the Principal Amount (the "PREPAYMENT PREMIUM"); PROVIDED, HOWEVER, that during the thirty (30) day notice period the Holder will be entitled to convert the Principal Amount (excluding the Prepayment Premium) pursuant to Section 5.

         5. CONVERSION.

            (a) GENERALLY. At the option of the Holder, at any time and from time to time before the Maturity Date, the Principal Amount of this Debenture will be convertible, in whole or in part, into shares of the Company's Common Stock, subject to and upon the terms and conditions of this Debenture. The Holder will have the right to elect to convert the Principal Amount during the 30 day notice period referred to in Section 2 of this Debenture.

            (b) CONVERSION RATIO. Subject to the provisions of Section 6, upon conversion the Holder will be entitled to receive one (1) share of Common Stock ("CONVERSION SHARE") for each $0.75 of Principal Amount and Interest converted. Thus, the initial conversion price ("CONVERSION PRICE") is $0.75 per Conversion Share.

            (c) PROCEDURE FOR CONVERSION. In order to convert pursuant to
Section 5(a) above, the Holder must surrender this Debenture and deliver to the Company a duly completed and executed Notice of Election to Convert in the form attached hereto as Schedule 1 (an "ELECTION NOTICE"). Within fifteen (15) days after the receipt of the Election Notice, the Company will issue and deliver to the Holder a certificate for the number of Conversion Shares issuable upon such conversion and, subject to the Holder's receipt of the Conversion Shares, this Debenture will be deemed canceled. All Conversion Shares issued will be imprinted with a legend restricting transfer substantially similar to the legend set forth on the face of this Debenture.

            (d) EFFECTIVE DATE OF CONVERSION. Such conversion will be deemed to have been effected on the date the Conversion Shares are actually issued ("EFFECTIVE DATE OF CONVERSION"). The person(s) in whose name(s) any certificate for shares of Common Stock will be issuable upon such conversion will be deemed to have become the holder(s) of record of the shares represented thereby as of the Effective Date of Conversion. Interest will accrue and be payable with respect to the Principal Amount converted up to the Effective Date of Conversion.

            (e) ACCRUED INTEREST. Upon any conversion of this Debenture, the Company will pay to the Holder all accrued and unpaid interest through the Effective Date of Conversion by check to the order of the Holder mailed to the Holder's address as it appears on the books of the Company, or, at the option of the Company, by converting such accrued Interest into shares of Common Stock at the Conversion Price.

         6. ADJUSTMENTS TO CONVERSION PRICE AND NUMBER OF CONVERSION SHARES. The Conversion Price and the number of Conversion Shares issuable upon conversion will be subject to adjustment from time to time as follows:

            (a) If the shares of Common Stock at any time outstanding are subdivided into a greater number or combined into a lesser number of shares of

Common Stock or if shares of Common Stock are issued as a stock dividend, the Conversion Price and the number of Conversion Shares will be decreased or increased, as the case may be, to an amount that will bear the same relation to the Conversion Price and the number of Conversion Shares, respectively, in effect immediately prior to such subdivision or combination or stock dividend as the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination or stock dividend will bear to the total number of shares of Common Stock outstanding immediately after such subdivision or combination or stock dividend.

            (b) In the event of any capital reorganization, or of any reclassification of the Common Stock or in the event of the consolidation or merger of the Company with any other corporation (including a merger in which the Company is the continuing corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, this Debenture will after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein, for the number of shares of stock and warrants or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale will be made, as the case may be, to which the Conversion Shares issuable (at the time of such capital reorganization, reclassification of Common Stock, consolidation, merger or sale) upon exercise of this Debenture would have been entitled upon such capital reorganization, reclassification of Common Stock, consolidation, merger or sale if such exercise had taken place; and in any such case, if necessary, the provisions set forth in this Section 6 with respect to the rights and interests thereafter of the Holder will be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or warrants or other securities or property thereafter deliverable on the conversion of this Debenture. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock will not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this Section 6(b).

            (c) Whenever there is an adjustment in the Conversion Price as provided herein, the Company will promptly mail to the Holder, by first-class mail, postage prepaid, a notice stating that such adjustment has been effected and stating the Conversion Price then in effect and the number of Conversion Shares issuable upon conversion as a result of such adjustment.

            (d) Irrespective of any adjustments or changes in the number of Conversion Shares actually issuable upon conversion of this Debenture, this Debenture will continue to express the number of Conversion Shares issuable thereunder as expressed in this Debenture when initially issued.

         7. REGISTRATION RIGHTS. The Holder is entitled to "piggy-back" registration rights with respect to the shares of Common Stock issuable upon conversion of this Debenture as provided in the Debenture Purchase Agreement.

         8. EXPENSES OF ENFORCEMENT. The Company agrees to pay all reasonable costs and expenses, including without limitation reasonable attorneys' fees, as a court of competent jurisdiction may award that the Holder incurs in connection with any legal action or legal proceeding commenced for the collection of this Debenture or the exercise, preservation or enforcement of the Holder's rights and remedies hereunder.

         9. CUMULATIVE RIGHTS AND REMEDIES. All rights and remedies of the Holder under this Debenture will be cumulative and not alternative and will be in addition to all rights and remedies available to the Holder under applicable law.

         10. GOVERNING LAW. This Debenture will be governed by and interpreted and construed in accordance with the laws of the State of California. Any action or proceeding arising under or pursuant to this Debenture will be brought in Las Vegas, Nevada.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be executed by its duly authorized officer as of the day and year first above written.



             [SIGNATURE LINE TO THIS EXHIBIT INTENTIONALLY OMITTED]

                                   SCHEDULE 1

                          NOTICE OF ELECTION TO CONVERT


                                                 Date: _________________, 200___


To:  GLOBAL SPORTS & ENTERTAINMENT, INC.

         The undersigned hereby purchases _____________ shares of common stock issuable upon conversion of $___________ of indebtedness represented by the original 5% Convertible Debenture dated ________, 2001 in the Principal Amount of $___________ issued in the name of ___________________ in accordance with the terms thereof.

         The undersigned acknowledges and agrees that the Interest accrued on the Principal Amount may, at the option of the Company, be paid either in the form of Common Stock based on the Conversion Price of the Debenture or by check payable to the order of the Holder.

Issue and deliver certificate(s) for common stock to:


                                         ---------------------------------------
                                                          (Name)


                                         ---------------------------------------
                                             (Taxpayer Identification Number)


                                         ---------------------------------------
                                                    (Street and Number)


                                         ---------------------------------------
                                             City                      State





                                             Very truly yours,


                                             -----------------------------------
                                             (Signature of Holder of Debenture)

                                                                       EXHIBIT B
                                                 TO DEBENTURE PURCHASE AGREEMENT

THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE WARRANTS HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH WARRANTS, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

                          COMMON STOCK PURCHASE WARRANT
                          -----------------------------

          For the Purchase of up to ___________ Shares of Common Stock,
                                $.0001 Par Value

                                       of

                       GLOBAL SPORTS & ENTERTAINMENT, INC.
                            (a Delaware Corporation)

         THIS CERTIFIES THAT, for value received, _____________________ (the "HOLDER"), as registered owner of this Warrant, is entitled to at any time or from time to time before 5:00 p.m., Nevada time, on ______________________ (the "EXPIRATION TIME") but not thereafter, to subscribe for, purchase and receive up to ___________ fully paid and nonassessable shares of the $.0001 par value common stock (the "COMMON STOCK"), of GLOBAL SPORTS & ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"). The exercise price for such number of shares will be $1.00 per share. The number of shares of Common Stock deliverable hereunder, and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable hereunder, as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT STOCK." The exercise price of a share of Warrant Stock in effect at any time, and as adjusted from time to time, is hereinafter sometimes referred to as the "EXERCISE PRICE."

         This Warrant is delivered pursuant to a Debenture Purchase Agreement, dated ________________ (the "DEBENTURE PURCHASE AGREEMENT"), between the Company and the Holder relating to the purchase and sale of a 5% Convertible Debenture (the "DEBENTURE").

         1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or part at any time and from time to time prior to the Expiration Time by presentation and surrender of this Warrant and payment by cashier's check of the Exercise Price for such shares of Warrant Stock to the Company at the principal office of the Company. If the subscription rights represented hereby are not exercised at or before the Expiration Time, this Warrant will become and be void without further force or effect, and all rights represented hereby will cease and expire. This Warrant may be exercised in accordance with its terms in whole or in part (payment of a portion of the Exercise Price will proportionately reduce the number of shares to be issued to the Holder). In the event of the exercise in part only, the Company will cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of shares of the Warrant Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.

         2. RIGHT OF REPURCHASE. The Company may redeem some or all of this Warrant at a call price of $.01 per Warrant upon 30 days written notice if (i) the Common Stock is listed for trading on any U.S. exchange, (ii) the last sale price of the Common Stock on any U.S. exchange has equaled or exceeded $4.00 (as adjusted from stock splits, combinations and similar recapitalizations) for 20 consecutive trading days, and (iii) the shares of Common Stock underlying the Warrants are available for immediate resale under Rule 144 under the 1933 Act or the Company has filed and achieved effectiveness of a registration statement with the United Stated Securities and Exchange Commission for purposes of registering the resale of the shares of Common Stock underlying the Warrant.

         3. RIGHTS OF THE HOLDER. Holder will not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor will anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matters submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive dividends or subscription rights or otherwise until this Warrant has been exercised and the Warrant Stock issuable upon the exercise hereof has become deliverable as provided herein.

         4. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SHARES.

            (a) ADJUSTMENT FOR RECLASSIFICATIONS. If at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) have received, or, on or after the record date fixed for the determination of eligible stockholders, have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary's capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, will be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price will be adjusted proportionately.

            (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER. In the event of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) consolidates or merges with another corporation (including any merger in which the Company is the survivor) or conveys all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant will be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

         5. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

            (a) This Warrant and the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 5 with respect to any resale or other disposition of such securities.

            (b) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SECURITIES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT.

         6. REGISTRATION RIGHTS. The Holder is entitled to "piggy-back" registration rights with respect to the shares of Common Stock issuable upon exercise of this Warrant as provided in the Debenture Purchase Agreement.

         7. RESERVATION OF COMMON STOCK, ETC. There will be reserved, and the Company will at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of this Warrant.

         8. CONVERTED WARRANT. At its option, the Holder may request pursuant to this Section 8 that the Company exchange the Warrant or any portion thereof for a particular number of Warrant Shares by delivering to the Holder, without payment by the Holder of the exercise price per share of any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the number of Warrant Shares with respect to which the Warrant is being exercised (the "CONVERTED WARRANT SHARES") by the Fair Market Value (as determined (i) by reference to the average of the last sales price, or bid price if there was no sale, for the 20 most recent trading days if the Common Stock is publicly traded or (ii) by the Board of Directors acting in good faith if the Common Stock is not publicly traded) of a single share of Common Stock, determined in each case as of the close of business on the date of exercise of the Warrant. The "Net Value" of the Converted Warrant Shares will be determined by subtracting the aggregate exercise price (per share) of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of the Warrants will apply to any such exchange of the Warrants pursuant to the terms of this Section 8.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on this day of September, 2001.



             [SIGNATURE LINE TO THIS EXHIBIT INTENTIONALLY OMITTED]